UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 1, 2012

EQUITY RESIDENTIAL
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12252		13-3675988
(State or Other Jurisdiction	(Commission		(I.R.S. Employer
of Incorporation or Organization)	File Number)		Identification No.)

Two North Riverside Plaza
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (312) 474-1300

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 1, 2012, Equity Residential issued a press release (the “February 1 Release”) announcing its results of operations and financial condition as of December 31, 2011 and for the year and quarter then ended.  The February 1 Release contained incorrect data regarding Equity Residential’s same store full year 2011 over full year 2010 turnover data under the caption “2011 vs. 2010 Same Store Results/Statistics” (the “Same Store Full Year Turnover Information”). On February 2, 2012, Equity Residential issued a restated press release (the “February 2 Release”) soley to correct the Same Store Full Year Turnover Information. The February 2 Release is furnished as Exhibit 99.1 to this Form 8-K/A.  The information contained in this Item 2.02 on Form 8-K/A, including Exhibit 99.1, is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity Residential under the Securities Act of 1933, as amended.

Item 8.01. Other Events.

Selected financial results and related information of Equity Residential for the year ended December 31, 2011 is filed as Exhibit 99.2 hereto and incorporated by reference herein. The Exhibit 99.2 contains the corrected Same Store Full Year Turnover Information referred to in Item 2.02 above, and is otherwise the same as the selected financial results and related information contained in Exhibit 99.2 of Equity Residential’s Form 8-K dated February 1, 2012.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Exhibit

99.1	Press Release dated February 2, 2012, announcing the results of operations and financial condition of Equity Residential as of December 31, 2011 and for the year and quarter then ended.

99.2	Revised selected financial results and related information of Equity Residential for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: February 2, 2012	By:	/s/ Ian S. Kaufman

	Name:	Ian S. Kaufman

	Its:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press Release dated February 2, 2012, announcing the results of operations and financial condition of Equity Residential as of December 31, 2011 and for the year and quarter then ended.

99.2	Revised selected financial results and related information of Equity Residential for the year ended December 31, 2011.